UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act 1934

Date of Report (Date of earliest event reported): January 21, 2016

Live Ventures Incorporated

(Exact name of registrant as specified in charter)

Nevada	001-33937	85-0206668
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 E. Warm Springs Road, Suite 120
Las Vegas, NV	89119
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	702-939-0231

________________________________________________________________

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

On January 21, 2016, our Board of Directors authorized the adoption of a “stock repurchase program,” pursuant to which we may repurchase up to US$10 million of our currently outstanding common stock at prevailing market prices. The time period during which the repurchasing activities may occur will be dependent on future market volume, but, in any event will expire not later than two years from the date of authorization. The stock repurchase program is subject to various trading restrictions as established in Rule 10(b)-18 of the Securities Exchange Act of 1934.

Management believes that the implementation of this stock repurchase program will enable us to strengthen our long-term financial structure for our stockholders by capitalizing on a current undervaluing of our stock in the marketplace.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 22, 2016	LIVE VENTURES INCORPORATED

By: /s/ Jon Isaac
Jon Isaac, Chief Executive Officer and President